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                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported) April 20, 1998



                       UNION PACIFIC RESOURCES GROUP INC.
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)



     Utah                          1-13916                    13-2647483
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(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)


801 Cherry Street, Fort Worth, Texas                           76102
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number including area code              817-877-6000
                                                               ------------


(Former name or former address, if changed since last report)

Not applicable




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Item 5.           Other Events.

First Quarter Earnings Release

         Attached as Exhibit 99.1 to this Report is the Press Release issued by the Registrant on April 27, 1998 announcing its results for the first quarter of 1998.

Deleveraging Program

         Attached as Exhibits 99.2 and 99.3 to this Report are press releases issued by the Registrant on April 27, 1998 and April 20, 1998, respectively, regarding the Registrant's deleveraging program.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      UNION PACIFIC RESOURCES GROUP INC.



                                      /s/ Joseph A. LaSala, Jr.
                                      -----------------------------------------
                                      By:   Joseph A. LaSala, Jr.
                                            Vice President and General Counsel

DATED:     May 6, 1998


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                                  EXHIBIT INDEX

Exhibit                                              Description                                 Page
-------                                              -----------                                 ----

99.1                                Press Release dated April 27, 1998.

99.2                                Press Release dated April 27, 1998.

99.3                                Press Release dated April 20, 1998.





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